SUPPLEMENT TO THE SPARTAN(registered trademark) NEW JERSEY MUNICIPAL MONEY MARKET FUND DECEMBER 20, 1996 PROSPECTUS
   The following information replaces the similar information found in the "Expenses" section on page 5.
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets. FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce fund expenses. Including these reductions, the total operating expenses presented in the table would have been 0.44% for the fund.
Management fee (after reimbursement)   0.45
                                       %

12b-1 fee                              None

Other expenses                         0.00
                                       %

Total fund operating expenses          0.45
(after reimbursement)                  %

      Account    Account
      open       closed

After 1 year     $ 5          $ 10

After 3 years    $ 14         $ 19

After 5 years    $ 25         $ 30

After 10 years   $ 57         $ 62

   FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.45% of its average net assets. If this agreement were not in effect, the management fee, other expenses, and total operating expenses as a percentage of average net assets would have been 0.50%, 0.00%, and 0.50%, respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
The following information replaces the similar information found in the "Transaction Details" section beginning on page 22.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.